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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated February 17, 1995 included (or incorporated by reference) in this registration statement from Schawk, Inc.'s (formerly Filtertek, Inc.) Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.

Chicago, Illinois
October 29, 1997